UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2020

KAR AUCTION SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange

Item 1.01.  Entry Into a Material Definitive Agreement.

On May 26, 2020, KAR Auction Services, Inc. (the “Company”), a Delaware corporation, entered into an Investment Agreement (the “Apax Investment Agreement”) with Ignition Parent LP (“Apax”), a Delaware limited partnership and affiliate fund of Apax Partners, L.P., relating to the issuance and sale to Apax of up to an aggregate of 530,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for an aggregate purchase price of up to $530 million (the “Apax Issuance”). Substantially simultaneously with the execution of the Apax Investment Agreement, the Company entered into an Investment Agreement (the “Periphas Investment Agreement” and together with the Apax Investment Agreement, the “Investment Agreements”) with Periphas Capital GP, LLC (“Periphas” and together with Apax, the “Investors”), a Delaware limited liability company, relating to the issuance and sale to Periphas of up to an aggregate of 50,000 shares of Series A Preferred Stock for an aggregate purchase price of up to $50 million (the “Periphas Issuance” and together with the Apax Issuance, the “Issuances”).

The Issuances may be issued in two tranches as follows:

An initial issuance of 500,000 shares of Series A Preferred Stock to Apax and 20,000 shares of Series A Preferred Stock to Periphas, at a price of $1,000 per share. The initial closing of the Series A Preferred Stock is conditioned upon satisfaction or waiver of certain customary closing conditions and will not occur prior to June 10, 2020, unless otherwise agreed to by the Investors, as applicable (the date on which the initial closing occurs, the “Initial Closing Date”).

A second issuance of shares of Series A Preferred Stock in an amount up to $30 million, at a price of $1,000 plus the amount of dividends accrued on a share of Series A Preferred Stock from and including the Initial Closing Date through to but excluding the Second Closing Date (as defined herein). With respect to the second issuance, Periphas will have the option, in its sole discretion, to purchase up to 30,000 shares of Series A Preferred Stock by providing notice to the Company of such intention no later than June 17, 2020. The Company will have the option, in its sole discretion, to sell to Apax shares of Series A Preferred Stock in an amount up to $30 million less the amount (if any) invested by Periphas on the Second Closing Date by delivering to Apax a notice of the Company's intention to exercise such option no later than June 17, 2020. The second closing of the Series A Preferred Stock is conditioned upon satisfaction or waiver of certain customary closing conditions and will not occur prior to June 29, 2020, unless otherwise agreed to by the Investors, as applicable, but in no event after June 30, 2020 (the date on which the second closing occurs, the “Second Closing Date” and together with the Initial Closing Date, the “Closing Dates”).

The Series A Preferred Stock will rank senior to the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Preferred Stock will have a liquidation preference of $1,000 per share. The holders of the Series A Preferred Stock will be entitled to a cumulative dividend at the rate of 7% per annum, payable quarterly in arrears, as set forth in the Certificate of Designations designating the Series A Preferred Stock, a form of which is attached as Exhibit A to each Investment Agreement (the “Certificate of Designations”). Dividends will be payable in kind through the issuance of additional shares of Series A Preferred Stock for the first eight dividend payments following the initial issuance of Series A Preferred Stock, and thereafter, in cash or in kind, or in any combination of both, at the option of the Company.

The Series A Preferred Stock will be convertible at the option of the holders thereof at any time after the one-year anniversary of the Initial Closing Date into shares of Common Stock at an initial conversion price of $17.75 per share of Series A Preferred Stock and an initial conversion rate of 56.3380 shares of Common Stock per share of Series A Preferred Stock, subject to certain anti-dilution adjustments. At any time after the three-year anniversary of the Initial Closing Date, if the closing price of the Common Stock exceeds $31.0625 per share, as may be adjusted pursuant to the Certificate of Designations, for at least 20 trading days in any period of 30 consecutive trading days, at the election of the Company, all or any portion of the Series A Preferred Stock will be convertible into the relevant number of shares of Common Stock.

Under the Certificate of Designations, after the expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended with respect to any conversion of the Series A Preferred Stock, the holders of the Series A Preferred Stock will be entitled to vote with the holders of the Common Stock as a single class. The holders of the Series A Preferred Stock will be entitled to vote as a separate class with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the Series A Preferred Stock, authorizations or issuances by the Company of securities that are senior to, or equal in priority with, the Series A Preferred Stock, increases or decreases in the number of authorized shares of Series A Preferred Stock and issuances of shares of the Series A Preferred Stock after the Initial Closing Date, other than shares issued on the Second Closing Date, and any shares issued as dividends in kind with respect to shares of the Series A Preferred Stock issued on any of the Closing Dates or with respect to such shares issued as dividends in kind.

At any time after the six-year anniversary of the Initial Closing Date, the Company may redeem some or all of the Series A Preferred Stock for a per share amount in cash equal to: (i) the sum of (x) the liquidation preference thereof, plus (y) all accrued and unpaid dividends, multiplied by (ii) (A) 105% if the redemption occurs at any time after the six-year anniversary of the Initial Closing Date and prior to the seven-year anniversary of the Initial Closing Date or (B) 100% if the redemption occurs at any time after the seven-year anniversary of the Initial Closing Date.

Upon certain change of control events involving the Company, and subject to certain limitations set forth in the Certificate of Designations, each holder of the Series A Preferred Stock will either (i) receive such number of shares of Common Stock into which such holder is entitled to convert all or a portion of such holder’s shares of Series A Preferred Stock at the then-current conversion price, (ii) receive, in respect of all or a portion of such holder’s shares of Series A Preferred Stock, the greater of (x) the amount per share of Series A Preferred Stock that such holder would have received had such holder, immediately prior to such change of control, converted such share of Series A Preferred Stock into Common Stock and (y) a purchase price per share of Series A Preferred Stock, payable in cash, equal to the product of (A) 105% multiplied by (B) the sum of the liquidation preference and accrued dividends with respect to such share of Series A Preferred Stock, or (iii) unless the consideration in such change of control event is payable entirely in cash, retain all or a portion of such holder’s shares of Series A Preferred Stock.

Pursuant to the Apax Investment Agreement, the Company has agreed to increase the size of its board of directors (the “Board”) in order to appoint one individual designated by Apax (the “Apax Designee”) to the Board. Such Apax Designee will serve on the Board for a term expiring at next year’s annual meeting of the Company’s stockholders, effective immediately following the Initial Closing Date. For so long as Apax or its affiliates beneficially own at least 25% of the shares of Series A Preferred Stock purchased in the Apax Issuance on an as-converted basis, (i) Apax will have the right to designate the Apax Designee for election to the Board or, so long as Apax also holds shares of Series A Preferred Stock, appoint the Apax Designee to the Board and (ii) the Company has agreed to nominate and recommend an Apax Designee for election as a director at each annual meeting of the Company's stockholders. Additionally, so long as Apax or its affiliates beneficially own at least 50% of the shares of Series A Preferred Stock purchased in the Apax Issuance on an as-converted basis, Apax will have the right to appoint one non-voting Board observer. Pursuant to the Periphas Investment Agreement, Periphas will have the right to appoint one non-voting Board observer so long as Periphas or its affiliates beneficially own at least 50% of the shares of Series A Preferred Stock purchased in the Periphas Issuance on an as-converted basis.

Apax will be subject to certain standstill restrictions, until the later of the three-year anniversary of the Initial Closing Date and the date on which Apax no longer owns 25% of the shares of Series A Preferred Stock purchased in the Apax Issuance on an as-converted basis. Periphas will also be subject to certain standstill restrictions, until the later of the three-year anniversary of the Initial Closing Date and the date on which Periphas no longer owns 50% of the shares of Series A Preferred Stock purchased in the Periphas Issuance on an as-converted basis. Subject to certain customary exceptions, the Investors will be restricted from transferring the Series A Preferred Stock until the one-year anniversary of the Initial Closing Date.

Apax and its affiliates will have certain customary registration rights with respect to shares of the Series A Preferred Stock and the shares of the Common Stock held by it issued upon any future conversion of the Series A Preferred Stock pursuant to the terms of a registration rights agreement, a form of which is attached as Exhibit B to the Apax Investment Agreement.

If Periphas exercises its option to purchase at least 20,000 shares of Series A Preferred Stock in connection with the second issuance, Periphas will have the right with respect to shares of the Series A Preferred Stock and the shares of the Common Stock held by it issued upon any future conversion of the Series A Preferred Stock to cause its registrable securities to be included in any Company initiated registration, pursuant to the terms of a registration rights agreement, a form of which is attached as Exhibit B to the Periphas Investment Agreement.

The foregoing description of the terms of the Series A Preferred Stock, the Investment Agreements and the Certificate of Designations and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investment Agreements and the exhibits and schedules thereto, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

As described in Item 1.01, pursuant to the terms of the Investment Agreements, the Company has agreed to issue shares of the Series A Preferred Stock to the Investors. These Issuances and sales will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Each of the Investors represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Series A Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing shares of the Series A Preferred Stock or shares of the Common Stock issued in connection with any future conversion of the Series A Preferred Stock.

Item 8.01.  Other Events.

On May 26, 2020, the Company issued a press release (the “Press Release”) announcing the execution of the Investment Agreements.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Certain statements contained in this report include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and which are subject to certain risks, trends and uncertainties. In particular, statements made that are not historical facts may be forward-looking statements. Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Such statements are based on management's current expectations, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 virus on our business and the economy generally, and those other matters disclosed in the Company’s Securities and Exchange Commission filings. The Company does not undertake any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Investment Agreement, dated May 26, 2020, by and between KAR Auction Services, Inc. and Ignition Parent LP.

10.2	Investment Agreement, dated May 26, 2020, by and between KAR Auction Services, Inc. and Periphas Capital GP, LLC.

99.1	Press Release, dated May 26, 2020.

104	Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 27, 2020	KAR Auction Services, Inc.

/s/ Eric M. Loughmiller
Eric M. Loughmiller
Executive Vice President and Chief Financial Officer